                             OLD MORAN SECURITY AGREEMENT


                                         FROM


                            MORAN TRANSPORTATION COMPANY
                           AND CERTAIN OF ITS SUBSIDIARIES,

                                     AS GRANTORS

                                          TO

                                   FLEET BANK, N.A.

                               AS ADMINISTRATIVE AGENT


                                DATED OCTOBER 30, 1998

                                  TABLE OF CONTENTS

SECURITY AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

PRELIMINARY STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     Section 1.     Grant of Security. . . . . . . . . . . . . . . . . . . . .2
     Section 2.     Security for Obligations . . . . . . . . . . . . . . . . .2
     Section 3.     Representations and Warranties . . . . . . . . . . . . . .4
     Section 4.     Further Assurances . . . . . . . . . . . . . . . . . . . .4
     Section 5.     As to Inventory. . . . . . . . . . . . . . . . . . . . . .4
     Section 6.     Insurance. . . . . . . . . . . . . . . . . . . . . . . . .5
     Section 7.     Place of Perfection; Record; Collection of Receivables . .6
     Section 8.     Transfers and Other Liens; Additional Shares . . . . . . .7
     Section 9.     Administrative Agent Appointed Attorney-in-Fact. . . . . .7
     Section 10.    Administrative Agent May Perform . . . . . . . . . . . . .7
     Section 11.    Administrative Agent's Duties. . . . . . . . . . . . . . .7
     Section 12.    Remedies . . . . . . . . . . . . . . . . . . . . . . . . .8
     Section 13.    Indemnity and Expenses . . . . . . . . . . . . . . . . . .9
     Section 14.    Security Interest Absolute . . . . . . . . . . . . . . . .9
     Section 15.    Amendments; Waivers; Etc . . . . . . . . . . . . . . . . 10
     Section 16.    Addresses for Notices. . . . . . . . . . . . . . . . . . 10
     Section 17.    Continuing Security Interest; Assignments under
                     the Credit Agreement. . . . . . . . . . . . . . . . . . 11
     Section 18.    Release and Termination. . . . . . . . . . . . . . . . . 11
     Section 19.    Governing Law; Terms . . . . . . . . . . . . . . . . . . 12
     Section 20.    Counterparts . . . . . . . . . . . . . . . . . . . . . . 12

                                      SCHEDULES


          Schedule I          Intentionally Omitted

          Schedule II         Intentionally Omitted

          Schedule III        Locations of Inventory

          Schedule IV         Trade Names



                                       EXHIBITS

          Exhibit A      Form of Security Agreement Supplement

                                  SECURITY AGREEMENT

          SECURITY AGREEMENT (this "AGREEMENT"), dated October 30, 1998, by and among each of the Persons listed on the signature pages hereof, the Additional Grantors (as defined in Section 24(c) hereof) (such Persons so listed on the signature pages hereof, together with the Additional Grantors, collectively, the "GRANTORS") and Fleet Bank, N.A. ("FLEET"), as administrative agent (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

                                PRELIMINARY STATEMENTS

          (1) A. Moran Enterprises Corporation, a Delaware corporation (the "BORROWER") has entered into a Credit Agreement, dated as of October 30, 1998 (said Credit Agreement, as it may hereafter be amended, restated, supplemented, extended or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), with the banks, financial institutions and other institutional lenders party thereto (the "LENDERS"), and Fleet, as Initial Issuing Bank and as Administrative Agent.

               B. The Grantors have entered into a certain Subsidiary Guaranty dated as of October 30, 1998 (the Subsidiary Guaranty, as it may hereafter be amended, restated, supplemented, extended or otherwise modified from time to time, the "SUBSIDIARY GUARANTY") in favor of the Administrative Agent and the Secured Parties pursuant to which the Grantors have agreed to guaranty certain of the obligations of the Borrower under the Credit Agreement as set forth therein.

          (2) It is a condition precedent to the Lenders' making of Advances, the Issuing Bank's issuing of Letters of Credit under the Credit Agreement and the Hedge Banks' entering into Bank Hedge Agreements with the Borrower from time to time that each Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement, the Issuing Bank to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Bank Hedge Agreements with the Borrower from time to time, each of the Grantors hereby agrees with the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, as follows:

          Section 1. GRANT OF SECURITY. Each of the Grantors hereby assigns and pledges to the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, a security interest in the following (collectively, the "COLLATERAL"):

          (a) all of such Grantor's inventory in all of its forms, whether now owned or hereafter acquired, wherever located, now or hereafter existing (including, without limitation, (i) raw materials and work in process, (ii) finished goods, (iii) materials used or consumed in the manufacture or production thereof, (iv) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (v) goods that are returned to or repossessed by such Grantor), and all accessions thereto, products thereof and documents therefor (any and all such inventory, accessions, products and documents, the "INVENTORY");

          (b) all of such Grantor's accounts, contract rights (excluding all customer contracts ("CUSTOMER CONTRACTS"), which exclusion shall include, without limitation, charters and contracts of affreightment, but including all amounts due or to become due under Customer Contracts), chattel paper, instruments, deposit accounts and other claims of any kind, whether now owned or hereafter acquired, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts or claims (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts and claims, being the "RECEIVABLES", and any and all such leases, security agreements and other contracts being the "RELATED CONTRACTS"); and

          (c) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) and (b) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

          In addition to the exclusion from Collateral of Customer Contracts, anything contained herein (or any financing statement executed pursuant hereto) to the contrary notwithstanding, Receivables arising out of the barge Portsmouth (Official No. 1047057) and Related Contracts with respect to such barge shall not be part of the Collateral.

          Section 2. SECURITY FOR OBLIGATIONS. This Agreement (including the security interests hereunder) secures the payment of all Guaranteed Obligations of each Grantor, now or hereafter existing under the Subsidiary Guaranty to the extent set forth therein, whether for principal, interest, fees, expenses or otherwise (all such Obligations being the "SECURED OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to the Administrative Agent or the Secured Parties under the Subsidiary Guaranty but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

          Section 3. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

          (a) As of the date hereof, all of such Grantor's Inventory is located at the places specified for such Grantor on Schedule III hereto. As of the date hereof, the chief place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, are located at the address specified below the name of such Grantor on the signature pages hereof (or in the case of any Additional Grantor at the address specified below the name of such Additional Grantor on the signature page of the Security Agreement Supplement (as defined in Section 20(c)) executed and delivered by such Additional Grantor). As of the date hereof, none of the Receivables is evidenced by a promissory note or other instrument except for any notes payable from one Grantor to another Grantor.

          (b) Such Grantor is the legal and beneficial owner of the Collateral pledged by such Grantor hereunder free and clear of any Lien, except for security interests created or permitted under the Loan Documents (including, without limitation, any Liens disclosed on Schedule 6.1(c) to the Credit Agreement). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed: (i) in favor of the Administrative Agent relating to this Agreement or (ii) with respect to Permitted Liens.

          (c) Set forth below each Grantor's name on Schedule IV hereto is a complete and accurate list as of the date hereof of (i) all names under which such Grantor is or has been doing business within the last five years (including, without limitation, all trade names, division names and fictitious names), (ii) all trade names that such Grantor owns or is licensed to use (including the expiration date of such license) and (iii) all trade names that such Grantor has established the right to use (collectively, the "TRADE NAMES"). Such Grantor has not changed within the past six months its name or identity, by reorganization or otherwise, or its address set forth below the name of such Grantor on the signature pages hereof or the Security Agreement Supplement executed and delivered by it, as the case may be, except as set forth on
Schedule IV hereto.

          (d) Such Grantor has exclusive possession and control of the Inventory pledged by such Grantor hereunder, except for Inventory being repaired.

          (e) Upon the filing by the Administrative Agent or its representatives of the proper financing statements referred to in Section 3.1(a)(ii) of the Credit Agreement, this Agreement and the pledge of the Collateral pursuant hereto creates a valid and perfected first and only priority security interest in the Collateral of such Grantor (except to the extent of any Liens expressly permitted under Section 6.1 of the Credit Agreement), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest shall have been duly taken.

          (f) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party, which has not been obtained or made, is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby, the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first and only priority nature of such pledge, assignment or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements are in proper form and are duly executed, or
(iii) for the exercise by the Administrative Agent of its other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

          (g) The Inventory has been produced by such Grantor (to the extent, if any, such Grantor produces any Inventory) in compliance with all requirements of the Fair Labor Standards Act.

          Section 4.     FURTHER ASSURANCES.

          (a) Each of the Grantors agrees that from time to time, at the expense of the Borrower, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or following the occurrence of and during the continuation of an Event of Default to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will, upon any such request of the Administrative Agent: (i) if any Collateral pledged by such Grantor hereunder shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; and (ii) execute such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be requested by the Administrative Agent in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

          (b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral pledged by such Grantor hereunder, without the signature of such Grantor where permitted by law. A copy of each such statement and amendment will be timely provided to such Grantor. A photocopy or other reproduction of this Agreement or any financing statement covering its Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


          (c) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such reports in connection with its Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          Section 5. AS TO INVENTORY. (a) Each Grantor shall keep the Inventory (other than Inventory sold in the ordinary course of business or consumed by a Grantor in the ordinary course of business) pledged by such Grantor hereunder at the places therefor specified in Section 3(a) or, upon thirty (30) days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all action required by this Agreement to maintain the security interest of the Administrative Agent in such Inventory granted hereby shall have been taken with respect to such Inventory.

          (b) Each Grantor shall timely pay when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against the Inventory pledged by such Grantor hereunder; PROVIDED, HOWEVER, that such Grantor shall not be required to pay any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against the Borrower or any of its Subsidiaries. In producing the Inventory pledged by such Grantor hereunder, each Grantor shall comply with all requirements of the Fair Labor Standards Act.

          Section 6.     INSURANCE.

          (a) Each Grantor shall, at its own expense, maintain insurance with respect to the Inventory pledged by such Grantor hereunder in such amounts, against such risks, in such form and with such insurers, in accordance with
Section 5.5 of the Credit Agreement. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Administrative Agent and each Grantor as their interests may appear and each policy for property damage insurance shall provide that the Administrative Agent shall be the loss payee as its interests may appear. Each such policy shall in addition (i) name such Grantor and the Administrative Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Administrative Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Administrative Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iv) provide that the insurer shall endeavor to provide at least thirty (30) days' prior written notice of cancellation or of lapse to the Administrative Agent. Each Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, as often as the Administrative Agent may request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Administrative Agent, duly exercise and deliver instruments of assignment of its insurance policies to comply with the requirements of Section 6 and cause the insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 6 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Inventory when subsection (c) of this Section 6 is not applicable, the applicable insurance proceeds under any casualty insurance shall be applied, at the option of the applicable Grantor, to (i) reinvestment (I.E., repair or replacement) pursuant to the proviso in the definition of Extraordinary Receipts, or (ii) prepayment pursuant to Section 2.6(b)(iv) of the Credit Agreement.

          (c) Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of such Inventory shall be paid to and applied by the Administrative Agent as specified in Section 12(b).

          Section 7.     PLACE OF PERFECTION; RECORD; COLLECTION OF RECEIVABLES.

          (a) Each of the Grantors shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, at the location therefor specified in Section 3(a) or, upon thirty
(30) days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by this Agreement to maintain the security interest of the Administrative Agent in such Collateral granted hereby shall have been taken with respect to the Collateral. Each of the Grantors shall hold and preserve such records, and shall permit representatives of the Administrative Agent at any time during normal business hours, upon reasonable prior written notice, to inspect and make abstracts from such records and chattel paper.

          (b) Except as otherwise provided in this subsection (b), each of the Grantors shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables pledged by such Grantor hereunder. In connection with such collections, each Grantor may take (and, at the Administrative Agent's direction, shall take) such action as such Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Receivables pledged by such Grantor hereunder; PROVIDED, HOWEVER, that the Administrative Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon five (5) days' written notice to the Borrower of its intention to do so, to notify the obligors under any Receivables of the assignment of such Receivables to the Administrative Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Administrative Agent referred to in the PROVISO of the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables pledged by such Grantor hereunder during the continuance of an Event of Default shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied as provided by Section 12(b) and (ii) without the prior consent of the Administrative Agent, such Grantor shall not, so long as an Event of Default is continuing, adjust, settle or compromise the amount or payment of any of its Receivables, release wholly or partly any Obligor thereof, or allow any credit or discount thereon.

          Section 8.     TRANSFERS AND OTHER LIENS.

          Each of the Grantors agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except sales of Inventory in the ordinary course of business or sales or other dispositions of other assets permitted by the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for (A) the pledge, assignment and security interest created by this Agreement and (B) any other Liens expressly permitted under Section 6.1 of the Credit Agreement.

          Section 9. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each of the Grantors hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in its place and stead and in its name or otherwise, upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to protect and preserve its interest in the Collateral and to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 6,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of its Collateral,

          (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

          (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of its Collateral or the rights of the Administrative Agent with respect to any of its Collateral.

          Section 10. ADMINISTRATIVE AGENT MAY PERFORM. If any of the Grantors fails to perform any agreement contained herein, the Administrative Agent may itself, upon reasonable prior notice to such Grantor, perform, or cause performance of, such agreement, and the reasonable and actual expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 13(b).

          Section 11. ADMINISTRATIVE AGENT'S DUTIES. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall exercise reasonable care in the custody and preservation of any Collateral in its possession and shall accord such Collateral treatment equal to that which the Administrative Agent accords other similar property in its possession.

          Section 12. REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "N.Y. UNIFORM COMMERCIAL CODE") (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may (i) require any or all of the Grantors to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties and (ii) without notice except as specified below and as required by law, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice except as required by law, be made at the time and place to which it was so adjourned.

          (b) Any cash held by or on behalf of the Administrative Agent as Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as Collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 13) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as is specified by the Credit Agreement and, if the Credit Agreement does not so specify an order of application against the Obligations, in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantors or to whomsoever may be lawfully entitled to receive such surplus.

          (c) Each Grantor will furnish to the Administrative Agent correct and complete customer lists and updates thereof as the Administrative Agent may reasonably request, all in reasonable detail.

          Section 13.    INDEMNITY AND EXPENSES.

          (a) Each of the Grantors hereby agrees, jointly and severally, to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) The Borrower will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder or (iii) the failure by any Grantor to perform or observe any of the provisions hereof.

          Section 14. SECURITY INTEREST ABSOLUTE. The obligations of each Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or any other Grantor or whether the Borrower or any other Grantor is joined in any such action or actions. All rights of the Administrative Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document;

          (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Borrower or any Guarantor or any of their subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any Guarantor or any of their subsidiaries; or

          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third party grantor of a security interest.

          Section 15.    AMENDMENTS; WAIVERS; ETC.

          (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (c) Upon the execution and delivery by any Person of a supplement to this Agreement, in each case in substantially the form of EXHIBIT A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor, and each reference in this Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to such Additional Grantor and each reference in any other Loan Document to a "Grantor" or a "Loan Party" shall also mean and be a reference to such Additional Grantor, and (ii) the supplements attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement the Schedules to this Agreement, as appropriate, and the Administrative Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

          Section 16. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered if to any Grantor addressed to it c/o the Borrower at the address set forth in Section 11.2 of the Credit Agreement; if to any Additional Grantor, addressed to it at the address set forth below its name on the signature pages to the Security Agreement Supplement executed and delivered by such Additional Grantor; if to the Administrative Agent, addressed to it at its address set forth in Section 11.2 of the Credit Agreement or, as to each other party, at such other address as shall be designated by such party in a written notice to the Grantors and the Administrative

Agent. All such notices and communications shall, (i) when mailed by certified mail, return receipt requested, be effective three (3) days after mailing,
(ii) when telegraphed, telecopied or telexed be effective upon delivery to the telegraph company, upon transmission by telecopier or upon confirmation by telex answerback, (iii) when delivered in person, be effective when delivered, and
(iv) when delivered by overnight courier, be effective two (2) Business Days after delivery to the courier properly addressed, except that notices and communications to the Administrative Agent pursuant to this Agreement shall not be effective until received by the Administrative Agent. Any party hereto may change the Person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; PROVIDED, HOWEVER, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

          Section 17. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of
(i) the indefeasible payment in full in cash of the Secured Obligations, (ii) the termination of the Revolving Credit Commitment, and (iii) the expiration, termination or cancellation of all of the Letters of Credit, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Lender Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Revolving Credit Commitment, the Revolving Credit Advances owing to it and the Revolving Credit Note(s) held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 11.7 of the Credit Agreement. Notwithstanding the foregoing, no Grantor may assign any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, which consent may be withheld for any reason.

          Section 18.    RELEASE AND TERMINATION.

          (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the express terms of the Loan Documents, the Administrative Agent will, at the Grantors' expense, execute and deliver to each Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; PROVIDED, HOWEVER, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Administrative Agent, at least fifteen (15) days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the

Administrative Agent may request, (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section
2.6 or any other applicable provision of the Credit Agreement.

          (b) Upon the latest of (i) the indefeasible payment in full in cash of the Secured Obligations, (ii) the expiration, termination or cancellation of all of the Letters of Credit and (iii) the termination of the Revolving Credit Commitment, the pledge, assignment and security interest granted by each of the Grantors hereby shall terminate and all rights to the Collateral shall revert to the appropriate Grantor. Upon any such termination, the Administrative Agent will, at the Grantors' expense, execute and deliver to the appropriate Grantor such documents as such Grantor shall reasonably request to evidence such termination.
          Section 19. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

          Section 20. COUNTERPARTS. This Agreement may be executed in any number of several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the Grantors has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              MORAN TRANSPORTATION COMPANY
                              MORAN TOWING CORPORATION
                              MORAN TOWING OF TEXAS, INC.
                              SEABOARD BARGE CORPORATION
                              PETROLEUM TRANSPORT CORPORATION
                              MORAN TOWING OF DELAWARE, INC.
                              MORAN SERVICES CORPORATION
                              MORAN SHIPYARD CORPORATION
                              HAMPTON ROADS LAND CO., INC.
                              PORTSMOUTH NAVIGATION CORPORATION
                              JAKOBSON SHIPYARD, INC.
                              MORAN BARGE CORP.
                              CURTIS BAY TOWING COMPANY OF PENNSYLVANIA
                              CURTIS BAY TOWING COMPANY OF VIRGINIA
                              FLORIDA TOWING COMPANY
                              MCF SUBSIDIARY, INC.

                              FOR EACH OF THE FOREGOING CORPORATIONS:



                              BY:         /s/ Jeffrey J. McAulay
                                 ------------------------------------------
                                     JEFFREY J. MCAULAY, VICE PRESIDENT
ACCEPTED:

FLEET BANK, N.A., AS ADMINISTRATIVE AGENT


BY:            /s/ Robert A. Isaksen
   -------------------------------------------------
        ROBERT A. ISAKSEN, SENIOR VICE PRESIDENT

STATE OF NEW YORK        )
                         )   SS:
COUNTY OF NEW YORK       )



     On this 30th day of October, 1998, before me personally came JEFFREY A. MCAULAY, to me known, who, before me duly sworn, did depose and say that he is Vice President of each of Moran Transportation Company, Moran Towing Corporation, Moran Towing of Texas, Inc., Seaboard Barge Corporation, Petroleum Transport Corporation, Moran Towing of Delaware, Inc., Moran Services Corporation, Moran Shipyard Corporation, Hampton Roads Land Co., Inc., Portsmouth Navigation Corporation, Jakobson Shipyard, Inc., Moran Barge Corp., Curtis Bay Towing Company of Pennsylvania, Curtis Bay Towing Company of Virginia, Florida Towing Company and MCF Subsidiary, Inc., the corporations described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of each corporation; and that he signed said instrument on behalf of each corporation pursuant to said authority.


                                           /s/ Lori M. Angelone
                                      -------------------------------
                                      NOTARY PUBLIC, State of New York
                                        No. 41-4693738
                                        Qualified in Queens County
                                        Certificate filed in New York County
                                        Commission Expires Jan. 31, 2000